--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






                              ZIONS FIRST NATIONAL BANK,
                                        ISSUER

                                         and

                                ZIONS BANCORPORATION,
                                 DEBENTURE GUARANTOR


                                          to



                        CHEMICAL TRUST COMPANY OF CALIFORNIA,
                                      AS TRUSTEE



                                   ---------------


                            JUNIOR SUBORDINATED INDENTURE


                            Dated as of December 26, 1996


                                   ---------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              ZIONS FIRST NATIONAL BANK

    Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of December 26, 1996.

Trust Indenture                                                    Indenture
Act Section                                                        Section
---------------                                                    ---------
Section 310  (a) (1), (2) and (5). . . . . . . . . . . . . . .   6.9
             (a) (3) . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (a) (4) . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (b) . . . . . . . . . . . . . . . . . . . . . . .   6.8
             . . . . . . . . . . . . . . . . . . . . . . . . .   6.10
             (c) . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
Section 311  (a) . . . . . . . . . . . . . . . . . . . . . . .   6.13(a)
             (b) . . . . . . . . . . . . . . . . . . . . . . .   6.13(b)
             (b) (2) . . . . . . . . . . . . . . . . . . . . .   7.3(a) (2)
             . . . . . . . . . . . . . . . . . . . . . . . . .   7.3(a) (2)
Section 312  (a) . . . . . . . . . . . . . . . . . . . . . . .   7.1
             . . . . . . . . . . . . . . . . . . . . . . . . .   7.2(a)
             (b) . . . . . . . . . . . . . . . . . . . . . . .   7.2(b)
             (c) . . . . . . . . . . . . . . . . . . . . . . .   7.2(c)
Section 313  (a) . . . . . . . . . . . . . . . . . . . . . . .   7.3(a)
             (b) . . . . . . . . . . . . . . . . . . . . . . .   7.3(b)
             (c) . . . . . . . . . . . . . . . . . . . . . . .   7.3(a), 7.3(b)
             (d) . . . . . . . . . . . . . . . . . . . . . . .   7.3(c)
Section 314  (a) (1), (2) and (3). . . . . . . . . . . . . . .   7.4
             (a) (4) . . . . . . . . . . . . . . . . . . . . .   10.5
             (b) . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (c) (1) . . . . . . . . . . . . . . . . . . . . .   1.2
             (c) (2) . . . . . . . . . . . . . . . . . . . . .   1.2
             (c) (3) . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (d) . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (e) . . . . . . . . . . . . . . . . . . . . . . .   1.2
             (f) . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
Section 315  (a) . . . . . . . . . . . . . . . . . . . . . . .   6.1(a)
             (b) . . . . . . . . . . . . . . . . . . . . . . .   6.2
             . . . . . . . . . . . . . . . . . . . . . . . . .   7.3(a) (6)
             (c) . . . . . . . . . . . . . . . . . . . . . . .   6.1(b)

             (d) . . . . . . . . . . . . . . . . . . . . . . .   6.1(c)
             (d) (1) . . . . . . . . . . . . . . . . . . . . .   6.1(a) (1)
             (d) (2) . . . . . . . . . . . . . . . . . . . . .   6.1(c) (2)
             (d) (3) . . . . . . . . . . . . . . . . . . . . .   6.1(c) (3)
             (e) . . . . . . . . . . . . . . . . . . . . . . .   5.14
Section 316  (a) . . . . . . . . . . . . . . . . . . . . . . .   1.1
             (a) (1) (A) . . . . . . . . . . . . . . . . . . .   5.12
             (a) (1) (B) . . . . . . . . . . . . . . . . . . .   5.13
             (a) (2) . . . . . . . . . . . . . . . . . . . . .   Not Applicable
             (b) . . . . . . . . . . . . . . . . . . . . . . .   5.8
             (c) . . . . . . . . . . . . . . . . . . . . . . .   1.4(f)
Section 317  (a) (1) . . . . . . . . . . . . . . . . . . . . .   5.3
             (a) (2) . . . . . . . . . . . . . . . . . . . . .   5.4
             (b) . . . . . . . . . . . . . . . . . . . . . . .   10.3
Section 318  (a) . . . . . . . . . . . . . . . . . . . . . . .   1.7


                              -------------------------









-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

                                  TABLE OF CONTENTS
                                                                         PAGE

                                      ARTICLE I

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1. DEFINITIONS.. . . . . . . . . . . . . . . . . . . . . . . . . .  1
SECTION 1.2. COMPLIANCE CERTIFICATE AND OPINIONS.. . . . . . . . . . . . . . 11
SECTION 1.3. FORMS OF DOCUMENTS DELIVERED TO TRUSTEE.. . . . . . . . . . . . 11
SECTION 1.4. ACTS OF HOLDERS.. . . . . . . . . . . . . . . . . . . . . . . . 12
SECTION 1.5. NOTICES, ETC. TO TRUSTEE, BANK AND DEBENTURE GUARANTOR. . . . . 14
SECTION 1.6. NOTICE TO HOLDERS; WAIVER.. . . . . . . . . . . . . . . . . . . 14
SECTION 1.7. CONFLICT WITH TRUST INDENTURE ACT.. . . . . . . . . . . . . . . 14
SECTION 1.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS. . . . . . . . . . . . 15
SECTION 1.9. SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . . . . . . . . 15
SECTION 1.10.SEPARABILITY CLAUSE . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 1.11.BENEFITS OF INDENTURE . . . . . . . . . . . . . . . . . . . . . 15
SECTION 1.12.GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . 15
SECTION 1.13.NON-BUSINESS DAYS . . . . . . . . . . . . . . . . . . . . . . . 15


                                      ARTICLE II

                                    SECURITY FORMS

SECTION 2.1. FORMS GENERALLY.. . . . . . . . . . . . . . . . . . . . . . . . 16
SECTION 2.2. FORM OF FACE OF SECURITY. . . . . . . . . . . . . . . . . . . . 16
SECTION 2.3. FORM OF REVERSE OF SECURITY.. . . . . . . . . . . . . . . . . . 20
SECTION 2.4. ADDITIONAL PROVISIONS REQUIRED IN GLOBAL SECURITY.. . . . . . . 23
SECTION 2.5. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.. . . . . . . . 24
SECTION 2.6  FORM OF GUARANTEE.. . . . . . . . . . . . . . . . . . . . . . . 24


                                     ARTICLE III

                                    THE SECURITIES

SECTION 3.1. TITLE AND TERMS.. . . . . . . . . . . . . . . . . . . . . . . . 25
SECTION 3.2. DENOMINATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . 28
SECTION 3.3. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. . . . . . . . . 28
SECTION 3.4. TEMPORARY SECURITIES. . . . . . . . . . . . . . . . . . . . . . 30
SECTION 3.5. GLOBAL SECURITIES.. . . . . . . . . . . . . . . . . . . . . . . 30
SECTION 3.6. REGISTRATION, TRANSFER AND EXCHANGE GENERALLY; CERTAIN
             TRANSFERS AND EXCHANGES; SECURITIES ACT LEGENDS.. . . . . . . . 32
SECTION 3.7. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. . . . . . . . 34
SECTION 3.8. PAYMENT OF INTEREST AND ADDITIONAL INTEREST; INTEREST RIGHTS. . 35

                                                                            PAGE

SECTION 3.9. PERSONS DEEMED OWNERS.. . . . . . . . . . . . . . . . . . . . . 36
SECTION 3.10.CANCELLATION. . . . . . . . . . . . . . . . . . . . . . . . . . 36
SECTION 3.11.COMPUTATION OF INTEREST . . . . . . . . . . . . . . . . . . . . 37
SECTION 3.12.DEFERRALS OF INTEREST PAYMENT DATES . . . . . . . . . . . . . . 37
SECTION 3.13.RIGHT OF SET-OFF. . . . . . . . . . . . . . . . . . . . . . . . 38
SECTION 3.14.AGREED TAX TREATMENT. . . . . . . . . . . . . . . . . . . . . . 38
SECTION 3.15.SHORTENING OR EXTENSION OF STATED MATURITY. . . . . . . . . . . 38
SECTION 3.16.CUSIP NUMBERS . . . . . . . . . . . . . . . . . . . . . . . . . 39


                                      ARTICLE IV

                              SATISFACTION AND DISCHARGE

SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE.. . . . . . . . . . . . 39
SECTION 4.2. APPLICATION OF TRUST MONEY. . . . . . . . . . . . . . . . . . . 40


                                      ARTICLE V

                                       REMEDIES

SECTION 5.1. EVENTS OF DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . 40
SECTION 5.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. . . . . . . 41
SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
             TRUSTEE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
SECTION 5.4. TRUSTEE MAY FILE PROOFS OF CLAIM. . . . . . . . . . . . . . . . 43
SECTION 5.5. TRUSTEE MAY ENFORCE CLAIM WITHOUT POSSESSION OF SECURITIES. . . 44
SECTION 5.6. APPLICATION OF MONEY COLLECTED. . . . . . . . . . . . . . . . . 44
SECTION 5.7. LIMITATION ON SUITS.. . . . . . . . . . . . . . . . . . . . . . 45
SECTION 5.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
             PREMIUM AND INTEREST; DIRECT ACTION BY HOLDERS OF CAPITAL
             SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES. . . . . . . . . . . . . . . 46
SECTION 5.10.RIGHTS AND REMEDIES CUMULATIVE. . . . . . . . . . . . . . . . . 46
SECTION 5.11.DELAY OR OMISSION NOT WAIVER. . . . . . . . . . . . . . . . . . 46
SECTION 5.12.CONTROL BY HOLDERS. . . . . . . . . . . . . . . . . . . . . . . 46
SECTION 5.13.WAIVER OF PAST DEFAULTS . . . . . . . . . . . . . . . . . . . . 47
SECTION 5.14.UNDERTAKING FOR COSTS . . . . . . . . . . . . . . . . . . . . . 47
SECTION 5.15.WAIVER OF USURY, STAY OR EXTENSION LAWS . . . . . . . . . . . . 48

                                                                          PAGE

                                      ARTICLE VI

                                     THE TRUSTEE

SECTION 6.1. CERTAIN DUTIES AND RESPONSIBILITIES.. . . . . . . . . . . . . . 48
SECTION 6.2. NOTICE OF DEFAULTS. . . . . . . . . . . . . . . . . . . . . . . 49
Section 6.3. CERTAIN RIGHTS OF TRUSTEE.. . . . . . . . . . . . . . . . . . . 49
SECTION 6.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. . . . . 50
SECTION 6.5. MAY HOLD SECURITIES.. . . . . . . . . . . . . . . . . . . . . . 50
SECTION 6.7. COMPENSATION AND REIMBURSEMENT. . . . . . . . . . . . . . . . . 51
SECTION 6.8. DISQUALIFICATION; CONFLICTING INTERESTS.. . . . . . . . . . . . 51
SECTION 6.9. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.. . . . . . . . . . . . 52
SECTION 6.10.RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR . . . . . . . 52
SECTION 6.11.ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. . . . . . . . . . . . . 53
SECTION 6.12.MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS . . 54
SECTION 6.13.PREFERENTIAL COLLECTION OF CLAIMS AGAINST BANK. . . . . . . . . 55
SECTION 6.14.APPOINTMENT OF AUTHENTICATING AGENT . . . . . . . . . . . . . . 55


                                     ARTICLE VII

         HOLDER'S LISTS AND REPORTS BY TRUSTEE, BANK AND DEBENTURE GUARANTOR

SECTION 7.1. BANK TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. . . . . 56
SECTION 7.2. PRESERVATION OF INFORMATION, COMMUNICATIONS TO HOLDERS. . . . . 57
SECTION 7.3. REPORTS BY TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . 57
SECTION 7.4. REPORTS BY BANK AND DEBENTURE GUARANTOR.. . . . . . . . . . . . 57


                                     ARTICLE VIII

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1. BANK MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.. . . . . . . 58
SECTION 8.2. SUCCESSOR BANK SUBSTITUTED. . . . . . . . . . . . . . . . . . . 59
SECTION 8.3. DEBENTURE GUARANTOR MAY CONSOLIDATE, ETC.,
             ONLY ON CERTAIN TERMS.. . . . . . . . . . . . . . . . . . . . . 59
SECTION 8.4. SUCCESSOR DEBENTURE GUARANTOR SUBSTITUTED.. . . . . . . . . . . 60

                                                                          PAGE

                                      ARTICLE IX

                               SUPPLEMENTAL INDENTURES

SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.
SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.. . . . . . . . 62
SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES. . . . . . . . . . . . . . 63
SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURES.. . . . . . . . . . . . . . . 63
SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT.. . . . . . . . . . . . . . 63
SECTION 9.6. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. . . . . . . 63


                                      ARTICLE X

                  COVENANTS OF THE BANK AND THE DEBENTURE GUARANTOR

SECTION 10.1.PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. . . . . . . . . . .  64
SECTION 10.2.MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . . . . . . . .  64
SECTION 10.3.MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST . . . . . . . .  64
SECTION 10.4.STATEMENT AS TO COMPLIANCE. . . . . . . . . . . . . . . . . . .  66
SECTION 10.5.WAIVER OF CERTAIN COVENANTS . . . . . . . . . . . . . . . . . .  66
SECTION 10.6.ADDITIONAL SUMS . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 10.7.ADDITIONAL COVENANTS. . . . . . . . . . . . . . . . . . . . . .  67
SECTION 10.8.ORIGINAL ISSUE DISCOUNT . . . . . . . . . . . . . . . . . . . .  68


                                      ARTICLE XI

                               REDEMPTION OF SECURITIES

SECTION 11.1 APPLICABILITY OF THIS ARTICLE.. . . . . . . . . . . . . . . . . 68
SECTION 11.2.ELECTION TO REDEEM; NOTICE TO TRUSTEE . . . . . . . . . . . . . 68
SECTION 11.3.SELECTION OF SECURITIES TO BE REDEEMED. . . . . . . . . . . . . 69
SECTION 11.4.NOTICE OF REDEMPTION. . . . . . . . . . . . . . . . . . . . . . 69
SECTION 11.5.DEPOSIT OF REDEMPTION PRICE . . . . . . . . . . . . . . . . . . 70
SECTION 11.6.PAYMENT OF SECURITIES CALLED FOR REDEMPTION . . . . . . . . . . 70
Section 11.7.RIGHT OF REDEMPTION OF SECURITIES INITIALLY ISSUED TO AN
             ISSUER TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 71

                                     ARTICLE XII

                                    SINKING FUNDS

                                                                            PAGE

SECTION 12.1.APPLICABILITY OF ARTICLE. . . . . . . . . . . . . . . . . . . . 71
SECTION 12.2.SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES . . . . . 71
SECTION 12.3.REDEMPTION OF SECURITIES FOR SINKING FUND . . . . . . . . . . . 72


                                     ARTICLE XIII

                             SUBORDINATION OF SECURITIES

SECTION 13.1.SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS . . . . . . . . . 73
SECTION 13.2.NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT; PAYMENT OVER
             OF PROCEEDS UPON DISSOLUTION, ETC . . . . . . . . . . . . . . . 73
SECTION 13.3.PAYMENT PERMITTED IF NO DEFAULT . . . . . . . . . . . . . . . . 75
SECTION 13.4.SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS . . . . 75
SECTION 13.5.PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS . . . . . . . . . . 75
SECTION 13.6.TRUSTEE TO EFFECTUATE SUBORDINATION . . . . . . . . . . . . . . 76
SECTION 13.7.NO WAIVER OF SUBORDINATION PROVISIONS . . . . . . . . . . . . . 76
SECTION 13.8.NOTICE TO TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . 76
SECTION 13.9.RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. 77
SECTION 13.10.TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.. . . 77
SECTION 13.11.RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
             PRESERVATION OF TRUSTEE'S RIGHTS. . . . . . . . . . . . . . . . 78
SECTION 13.12.ARTICLE APPLICABLE TO PAYING AGENTS. . . . . . . . . . . . . . 78


                                     ARTICLE XIV

                               GUARANTEE OF SECURITIES

SECTION 14.1.APPLICABILITY OF ARTICLE; GUARANTEE . . . . . . . . . . . . . . 78
SECTION 14.2.WAIVER OF NOTICE AND DEMAND . . . . . . . . . . . . . . . . . . 79
SECTION 14.3.DEBENTURE GUARANTOR OBLIGATIONS NOT AFFECTED. . . . . . . . . . 79
SECTION 14.4.EXECUTION OF GUARANTEE  . . . . . . . . . . . . . . . . . . . . 80
SECTION 14.5.SUBROGATION . . . . . . . . . . . . . . . . . . . . . . . . . . 80
SECTION 14.6.INDEPENDENT OBLIGATIONS . . . . . . . . . . . . . . . . . . . . 80

                                                                          PAGE

                                      ARTICLE XV


                              SUBORDINATION OF GUARANTEE

SECTION 15.1.APPLICABILITY OF ARTICLE; SUBORDINATION OF GUARANTEE. . . . . . 81
SECTION 15.2.NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT; PAYMENT OVER
             OF PROCEEDS UPON DISSOLUTION, ETC . . . . . . . . . . . . . . . 81
SECTION 15.3.PAYMENT PERMITTED IF NO DEFAULT . . . . . . . . . . . . . . . . 82
SECTION 15.4.SUBROGATION TO RIGHTS OF HOLDERS OF GUARANTOR SENIOR
             INDEBTEDNESS. . . . . . . . . . . . . . . . . . . . . . . . . . 83
SECTION 15.5.PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS . . . . . . . . . . 83
SECTION 15.6.TRUSTEE TO EFFECTUATE SUBORDINATION . . . . . . . . . . . . . . 84
SECTION 15.7.NO WAIVER OF SUBORDINATION PROVISIONS . . . . . . . . . . . . . 84
SECTION 15.8.NOTICE TO TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . 84
SECTION 15.9.RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
             AGENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
SECTION 15.10.TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.. . . 85
SECTION 15.11.RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
             PRESERVATION OF TRUSTEE'S RIGHTS. . . . . . . . . . . . . . . . 85



Exhibit A    Form of Restricted Securities Certificate

     JUNIOR SUBORDINATED INDENTURE, dated as of December 26, 1996, among ZIONS FIRST NATIONAL BANK, a national banking association (the "BANK"), having its principal office at 1380 Gateway Tower East, Salt Lake City, Utah 84133, ZIONS BANCORPORATION, a Utah corporation (the "DEBENTURE GUARANTOR"), having its principal office at 1380 Gateway Tower East, Salt Lake City, Utah 84133, and CHEMICAL TRUST COMPANY OF CALIFORNIA, a California trust company, as Trustee (the "TRUSTEE").



                                 RECITALS OF THE BANK

     WHEREAS, the Bank has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "SECURITIES") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Bank of the proceeds from the issuance from time to time by one or more business trusts (each an "ISSUER TRUST") of undivided preferred beneficial interests in the assets of such Issuer Trusts (the "CAPITAL SECURITIES") and undivided common beneficial interests in the assets of such Issuer Trusts (the "COMMON SECURITIES" and, collectively with the Capital Securities, the "TRUST SECURITIES"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Bank, in accordance with its terms, have been done.

                         RECITALS OF THE DEBENTURE GUARANTOR

     WHEREAS, the Debenture Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Debenture Guarantor, in accordance with its terms, have been done.

     NOW THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                      ARTICLE I

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.1. DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

          (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (5) Whenever the context may require, any gender shall be deemed to include the others;

          (6) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (7) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "ACT" when used with respect to any Holder has the meaning specified in
Section 1.4.

     "ADDITIONAL INTEREST" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

     "ADDITIONAL SUMS" has the meaning specified in Section 10.6.

     "ADDITIONAL TAXES" means any additional taxes, duties and other governmental charges to which an Issuer Trust has become subject from time to time as a result of a Tax Event.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AGENT MEMBER" means any member of, or participant in, the Depositary.

     "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "BANK" means the Person named as the "BANK" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "BANK" shall mean such successor corporation.

     "BANK REQUEST" and "BANK ORDER" mean, respectively, the written request or order signed in the name of the Corporation by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "BANKRUPTCY CODE" means Title 11 of the United States Code or any successor statute thereto, in each case as amended from time to time.

     "BOARD OF DIRECTORS" of any Person means the board of directors of such Person or the Executive Committee of the board of directors of such Person (or any other committee of the board of directors of such Person performing similar functions) or a committee designated by the board of directors of such Person (or such committee), comprised of two or more members of the board of directors of such Person or officers of such Person, or both.

     "BOARD RESOLUTION" of any Person means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person, or officers of such Person to which authority to act on behalf of such Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to an Issuer Trust for so long as such Securities are held by such Issuer Trust, the "Corporate Trust Office" (as defined in the related Trust Agreement) of the Property Trustee under the related Trust Agreement, is closed for business.

     "CAPITAL SECURITIES" has the meaning specified in the first recital of this Indenture.

     "CAPITAL TREATMENT EVENT" means, in respect of any Issuer Trust, the reasonable determination by the Bank (as evidenced by an Officers' Certificate delivered to the Trustee) that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that (i) the Bank will not be entitled to treat an amount equal to the aggregate Liquidation Amount (as such term is defined in the related Trust Agreement) of such Capital Securities as at least "Tier 2 Capital" (or the then equivalent thereof) for purposes of the risk-based capital guidelines of the Office of the Comptroller of the Currency, as then in effect and applicable to the Bank, or (ii) the Debenture Guarantor will not be entitled to treat an amount equal to the Liquidation Amount of the Capital Securities of such Issuer Trust as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Debenture Guarantor.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "COMMON SECURITIES" has the meaning specified in the first recital of this Indenture.

     "COMMON STOCK", when used with respect to the Bank or the Debenture Guarantor, means the common stock, par value $5.00 per share, of the Bank or the common stock, no par value, of the Debenture Guarantor, respectively.

     "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

     "CORPORATION" includes a corporation, association, company, limited liability company, joint-stock company or business trust.

     "DEBENTURE GUARANTOR" means the Person named as the "DEBENTURE GUARANTOR" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEBENTURE GUARANTOR" shall mean such successor Person.

     "DEBT" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the date of this Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "DEFAULTED INTEREST" has the meaning specified in Section 3.8.

     "DELAWARE TRUSTEE" means, with respect to any Issuer Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

     "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Bank pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "DISCOUNT SECURITY" means any security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "DISTRIBUTIONS," with respect to the Trust Securities issued by an Issuer Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

     "DOLLAR" OR "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "EVENT OF DEFAULT", unless otherwise specified with respect to a series of Securities as contemplated by Section 3.1, has the meaning specified in Article V.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

     "EXPIRATION DATE" has the meaning specified in Section 1.4.

     "EXTENSION PERIOD" has the meaning specified in Section 3.12.

     "GLOBAL SECURITY" means a Security in the form prescribed in Section 2.4 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

     "GUARANTEE" means the Guarantee by the Debenture Guarantor of any Security of any series authenticated and delivered pursuant to this Indenture either (i) if specified, as contemplated by Section 3.1, to be applicable to Securities of such series and not on such securities pursuant to Article Fourteen hereof, or
(ii) in all other cases endorsed on such Securities.

     "GUARANTEE AGREEMENT" means, with respect to any Issuer Trust, the Guarantee Agreement executed by the Bank and the Debenture Guarantor for the benefit of the Holders of the Capital Securities issued by such Issuer Trust as modified, amended or supplemented from time to time.

     "GUARANTOR PROCEEDING" has the meaning specified in Section 15.2.

     "GUARANTOR SENIOR INDEBTEDNESS" means any obligation of the Debenture Guarantor to its creditors, whether now outstanding or subsequently incurred, other than any obligation as to which, in the instrument creating or evidencing the obligation or pursuant to which the obligation is outstanding, it is provided that such obligation is not Guarantor Senior Indebtedness, but does not include trade accounts payable and accrued liabilities arising in the ordinary course of business. Guarantor Senior Indebtedness includes the Debenture Guarantor's outstanding subordinated debt securities and any subordinated debt securities issued by the Debenture Guarantor in the future with substantially similar subordination terms, but does not include any junior subordinated debt securities issued by the Debenture Guarantor in the future with subordination terms substantially similar to those of the Securities.

     "HOLDER" means a Person in whose name a Security is registered in the Securities Register.

     "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "INTEREST PAYMENT DATE" means, as to each series of Securities, the Stated Maturity of an installment of interest on such Securities.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

     "INVESTMENT COMPANY EVENT" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Capital Securities of such Issuer Trust.

     "ISSUER TRUST" has the meaning specified in the first recital of this Indenture.

     "MATURITY" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "NOTICE OF DEFAULT" means a written notice of the kind specified in
Section 5.1(3).

     "OFFICERS' CERTIFICATE", when used with respect to the Bank or the Debenture Guarantor, means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Bank or the Debenture Guarantor, as the case may be, and delivered to the Trustee.

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for or an employee of the Bank or the Debenture Guarantor or any Affiliate of the Bank or the Debenture Guarantor.

     "ORIGINAL ISSUE DATE" means the date of issuance specified as such in each Security.

     "OUTSTANDING" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

          (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or that have been paid pursuant to Section 3.7, unless proof satisfactory to the Trustee is presented that any such Securities are held by

     Holders in whose hands such Securities are valid, binding and legal obligations of the Bank;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Bank or any other obligor upon the Securities or any Affiliate of the Bank or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Bank or any other obligor upon the Securities or any Affiliate of the Bank or such other obligor. Upon the written request of the Trustee, the Bank shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Bank to be owned or held by or for the account of the Bank, or any other obligor on the Securities or any Affiliate of the Bank or such obligor, and subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Notwithstanding anything herein to the contrary, Securities of any series initially issued to an Issuer Trust that are owned by such Issuer Trust shall be deemed to be Outstanding notwithstanding the ownership by the Bank or an Affiliate of any beneficial interest in such Issuer Trust.

     "PAYING AGENT" means the Trustee or any Person authorized by the Bank to pay the principal of (or premium, if any) or interest on, or other amounts in respect of, any Securities on behalf of the Bank.

     "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PLACE OF PAYMENT" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Sections 3.1 and 3.12.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.7 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "PROCEEDING" has the meaning specified in Section 13.2.

     "PROPERTY TRUSTEE" means, with respect to any Issuer Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

     "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of such series, the date that is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "RESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in Exhibit A.

     "RESTRICTED SECURITIES LEGEND" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.2 to be placed upon a Restricted Security.

     "RESTRICTED SECURITY" means each Security required pursuant to Section 3.6(c) to bear a Restricted Securities Legend.

     "RIGHTS PLAN" means a plan of the Debenture Guarantor providing for the issuance by either the Debenture Guarantor or the Bank, as the case may be, to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Debenture Guarantor or the Bank, as the case may be, which rights (i) are deemed to be transferred with such shares of such Common Stock, and (ii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

     "RULE 144A INFORMATION" shall be such information with respect to the Bank and the Debenture Guarantor as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     "SECURITIES" or "SECURITY" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "SECURITIES ACT" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

     "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in Section 3.6.

     "SENIOR INDEBTEDNESS" of the Bank means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Bank whether or not such claim for post-petition interest is allowed in such proceeding), on Debt of the Bank, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities or to other Debt that is PARI PASSU with, or subordinated to, the Securities, PROVIDED, HOWEVER, that Senior Indebtedness shall not be deemed to include (a) any Debt of the Bank that, when incurred and without respect to any election under
Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Bank, (b) any Debt of the Bank to any of its Subsidiaries, (c) Debt to any employee of the Bank, (d) any Securities, (e) trade accounts payable of the Bank, and (f) accrued liabilities arising in the ordinary course of business of the Bank.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "STATED MATURITY", when used with respect to any Security or any installment of principal thereof (or premium, if any) or interest (including any Additional Interest) thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal (or premium, if any) or interest (including any Additional Interest) is due and payable, as such date may, in the case of the stated maturity of the principal on any security, be shortened or extended as provided pursuant to the terms of such Security and this Indenture and, in the case of any installment of interest, subject to the deferral of any such date in the case of any Extension Period.

     "SUBSIDIARY" of any Person means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "SUCCESSOR SECURITY" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "TAX EVENT" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that (i) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Bank to such Issuer Trust, (ii) interest payable by the Bank on such corresponding series of Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Bank, in whole or in part, for United States Federal income tax purposes, or
(iii) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

     "TRUST AGREEMENT" means, with respect to any Issuer Trust, the trust agreement or other governing instrument of such Issuer Trust.

     "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

     "TRUST SECURITIES" has the meaning specified in the first recital of this Indenture.

     "VICE PRESIDENT," when used with respect to the Bank or the Debenture Guarantor, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     SECTION 1.2. COMPLIANCE CERTIFICATE AND OPINIONS.

     Upon any application or request by the Bank or the Debenture Guarantor to the Trustee to take any action under any provision of this Indenture, the Bank or the Debenture Guarantor, as applicable, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

     (1) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

     SECTION 1.3. FORMS OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Bank or the Debenture Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Bank or the Debenture Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Bank or the Debenture Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.4. ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Bank and the Debenture Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee, the Bank and the Debenture Guarantor if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Bank or the Debenture Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) The Bank may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, PROVIDED that the Bank may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next succeeding paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Bank from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Bank, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2), or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Bank's expense, shall cause notice of such record date, the proposed action by

Holders and the applicable Expiration Date to be given to the Bank in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "EXPIRATION DATE" and from time to time may change the Expiration Date to any earlier or later day, PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 1.5. NOTICES, ETC. TO TRUSTEE, BANK AND DEBENTURE GUARANTOR.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder, any holder of Capital Securities, the Bank or the Debenture Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

     (2) the Bank or the Debenture Guarantor by the Trustee, any Holder or any holder of Capital Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Bank or the Debenture Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Bank or the Debenture Guarantor.

     SECTION 1.6. NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7. CONFLICT WITH TRUST INDENTURE ACT.

     Except as otherwise expressly provided herein, the Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder, and this Indenture, the Bank, the Debenture Guarantor and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were qualified under that Act on the date hereof. Except as otherwise provided herein, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

     SECTION 1.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.9. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Bank or the Debenture Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     SECTION 1.10. SEPARABILITY CLAUSE.

     If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior

Indebtedness, the holders of Guarantor Senior Indebtedness, the Holders of the Securities and the Guarantees endorsed thereon and, to the extent expressly provided in Sections 5.1, 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12. GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES AND THE GUARANTEES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 1.13. NON-BUSINESS DAYS.

     If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).


                                      ARTICLE II

                                    SECURITY FORMS

     SECTION 2.1. FORMS GENERALLY.

     The Securities of each series, the Guarantees to be endorsed thereon, and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Bank and delivered to the Trustee at or prior to the delivery of the Bank Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

     SECTION 2.2. FORM OF FACE OF SECURITY.

                              ZIONS FIRST NATIONAL BANK
                                 [TITLE OF SECURITY]

     [IF THE SECURITY IS A RESTRICTED SECURITY, INSERT -- THE SECURITIES EVIDENCED HEREBY AND THE ACCOMPANYING GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR PART 16 OF THE REGULATIONS OF THE OFFICE OF THE COMPTROLLER OF THE CURRENCY AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

     NO EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON

INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING AND, IN THE CASE OF ANY PURCHASER OR HOLDER RELYING ON ANY EXEMPTION OTHER THAN PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14, HAS COMPLIED WITH ANY REQUEST BY THE BANK FOR AN OPINION OF COUNSEL OR OTHER EVIDENCE WITH RESPECT TO THE AVAILABILITY OF SUCH EXEMPTION. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT IT EITHER (A) IS NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING.]

     THE JUNIOR SUBORDINATED DEBENTURES ARE DIRECT AND UNSECURED OBLIGATIONS OF THE BANK, DO NOT EVIDENCE DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER INSURER OR GOVERNMENTAL AGENCY. THE JUNIOR SUBORDINATED DEBENTURES WILL BE SUBORDINATE TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK.


No.                                                             $
                                                                 ------------

     ZIONS FIRST NATIONAL BANK, a national banking association (hereinafter called the "BANK", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of __________ Dollars on __________ __, [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT, IF APPLICABLE--, or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture,] [; PROVIDED that the Bank may (i) shorten the Stated Maturity of the principal of this Security to a date not earlier than __________, and (ii) extend the Stated Maturity of the principal of this Security at any time on one or more occasions, subject to certain conditions specified in Section 3.15 of the Indenture, but in no event to a date later than __________]. The Bank further promises to pay interest on said principal sum from _______________, ___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] [IF APPLICABLE, INSERT--(subject to deferral as set forth herein)] in arrears on [INSERT APPLICABLE INTEREST PAYMENT DATES] of each year, commencing _______________, ___, at the rate of ___% per annum,

[IF APPLICABLE INSERT--together with Additional Sums, if any, as provided in
Section 10.6 of the Indenture] until the principal hereof is paid or duly provided for or made available for payment [IF APPLICABLE, INSERT-- ; PROVIDED that any overdue principal, premium or Additional Sums and any overdue installment of interest shall bear Additional Interest at the rate of____% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded [monthly] [quarterly] [semi-annually], from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by [twelve/four/two]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment [IF APPLICABLE INSERT--, which shall be the [____________ or ____________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     [IF APPLICABLE, INSERT--So long as no Event of Default has occurred and is continuing, the Bank shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to ______ consecutive [monthly] [quarterly] [semi-annual] interest payment periods with respect to each deferral period (each an "EXTENSION PERIOD") [IF APPLICABLE, INSERT--, during which Extension Periods the Bank shall have the right to make partial payments of interest on any Interest Payment Date, and] at the end of which the Bank shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; PROVIDED, HOWEVER, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security [IF STATED MATURITY CAN BE SHORTENED OR EXTENDED, INSERT--, as then in effect,] and no such Extension Period may end on a date other than an Interest Payment Date; and PROVIDED, FURTHER, HOWEVER, that during any such Extension Period, the Bank shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Bank's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Bank that rank PARI PASSU in all respects with or junior in interest to this Security (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Bank in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Bank (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Bank's capital stock (or any capital stock of a Subsidiary of the Bank) for any class or series of the Bank's capital stock or of any class or series of the Bank's indebtedness for any class or series of the Bank's capital stock, (c) the purchase of fractional interests in shares of the Bank's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock). Prior to the termination of any such Extension Period, the Bank may further defer the payment of interest, PROVIDED that no Extension Period shall exceed ______ consecutive [monthly] [quarterly] [semi-annual] interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Bank may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum, compounded [monthly] [quarterly] [semi-annually] and calculated as set forth in the first paragraph of this Security, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Bank shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [IF APPLICABLE, INSERT--or so long as such Securities are held by [INSERT NAME OF APPLICABLE ISSUER TRUST], at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Securities of the record date or the date such Distributions are payable].

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Bank maintained for that purpose in the [INSERT PLACE OF PAYMENT], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT--; PROVIDED, HOWEVER, that at the option of the Bank payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register].

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions,
(b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed under its corporate seal.

                                        ZIONS FIRST NATIONAL BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
(Seal)

Attest:


-------------------------------------
[SECRETARY OR ASSISTANT SECRETARY]

     SECTION 2.3. FORM OF REVERSE OF SECURITY.

     This Security is one of a duly authorized issue of securities of the Bank (herein called the "SECURITIES"), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of December 26, 1996 (herein called the "INDENTURE"), among the Bank, Zions Bancorporation, as guarantor, and Chemical Trust Company of California, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Bank, the Debenture Guarantor, the Trustee, the holders of Senior Indebtedness, the holders of Guarantor Senior Indebtedness, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT--, limited in aggregate principal amount to $ ___________].

     All terms used in this Security [IF APPLICABLE, INSERT - and in the Guarantee set forth below] that are defined in the Indenture [IF APPLICABLE, INSERT - or in the Amended and Restated Trust Agreement, dated as of December ___, 1996 (as modified, amended or supplemented from time to time, the "TRUST AGREEMENT"), relating to [INSERT NAME OF ISSUER TRUST] (the "ISSUER TRUST") among the Bank, as Depositor and the Trustees named therein, shall have the meanings assigned to them in the Indenture [IF APPLICABLE, INSERT--or the Trust Agreement, as the case may be].

     [IF APPLICABLE, INSERT--The Bank may at any time, at its option, on or after _________, ____, and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, at the following Redemption Prices (expressed as percentages of the principal amount hereof): If redeemed during the 12-month period beginning _____________,


                                   Redemption
                    Year             Price
                    ----           ----------




and thereafter at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest [IF APPLICABLE, INSERT--, including any Additional Interest,] to but excluding the date fixed for redemption.]

     [IF APPLICABLE, INSERT--In addition, upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event in respect of the Issuer Trust, the Bank may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, redeem this Security, in whole but not in part, subject to the terms and conditions of
Article XI of the Indenture, at a redemption price equal to [INSERT FORMULA].

     [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Bank [IF APPLICABLE, INSERT - and the Debenture Guarantor] with certain conditions set forth in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the Bank and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Bank and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Bank with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [IF THE SECURITY IS NOT A DISCOUNT SECURITY, INSERT--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Bank (and to the Trustee if given by Holders) [IF APPLICABLE, INSERT--, PROVIDED that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Bank and the Trustee]; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, PROVIDED that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

     [IF THE SECURITY IS A DISCOUNT SECURITY, INSERT--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to the Bank (and to the Trustee if given by Holders) [IF APPLICABLE, INSERT--, PROVIDED that, if upon an Event of Default, the Trustee or such Holders fail to declare such principal amount of the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Bank and the Trustee]. The principal amount payable upon such acceleration shall be equal to--INSERT FORMULA FOR DETERMINING THE AMOUNT]. Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, PROVIDED that the payment of such principal and interest (including any Additional Interest) on all the Securities of this series shall remain subordinated to the extent provided in
Article XIII of the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of the principal of and premium and interest, if any, on this Security shall terminate.]

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest [INSERT IF APPLICABLE--including any Additional Interest)] on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Bank maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without
coupons in denominations of $             and any integral multiple of
$____________ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Bank, the Trustee and any agent of the Bank or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Bank, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Bank and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 2.4. ADDITIONAL PROVISIONS REQUIRED IN GLOBAL SECURITY.

     Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     SECTION 2.5. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                        CHEMICAL TRUST COMPANY
                                             OF CALIFORNIA,
                                           AS TRUSTEE

                                        By:
                                            ------------------------------------
                                                  AUTHORIZED OFFICER

     SECTION 2.6 FORM OF GUARANTEE.

     FOR VALUE RECEIVED, ZIONS BANCORPORATION, a corporation duly organized and existing under the laws of the State of Utah (the "DEBENTURE GUARANTOR", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Zions First National Bank (the "Bank"), pursuant to the terms of the Guarantee contained in
Article XIV of the Indenture, the due and punctual payment of the principal of and any premium, if any, and interest on this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at the stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Bank punctually to pay any such principal, premium or interest, the Debenture Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Bank.

     The obligations of the Debenture Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

     Notwithstanding anything to the contrary in this Guarantee, all payments in respect of the Guarantee are junior and subordinate and subject to the right of payment to all Guarantor Senior Indebtedness (as defined in the Indenture).

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                        ZIONS BANCORPORATION,


                                        By:
                                            -------------------------
                                            Name:
                                            Title

(Seal)

Attest:




                                     ARTICLE III

                                    THE SECURITIES

     SECTION 3.1. TITLE AND TERMS.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

          (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.6, 3.7, 9.6 or 11.6 and except for any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); PROVIDED, HOWEVER, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

          (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (d) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Bank shall have the right to extend or shorten such Stated Maturity or Maturities;

          (e) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.12 or as otherwise set forth therein, of the Bank to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (f) the place or places where the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Bank in respect of the Securities of such series may be made;

          (g) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Bank, and if other than by a Board Resolution, the manner in which any election by the Bank to redeem such Securities shall be evidenced;

          (h) the obligation or the right, if any, of the Bank to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (i) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

          (j) if other than Dollars, the currency or currencies (including any currency unit or units) in which the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of Outstanding;

          (k) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Bank set forth herein with respect to the Securities of such series;

          (l) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

          (m) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (n) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (o) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

          (p) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.6 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

          (q) the appointment of any Paying Agent or agents for the Securities of such series;

          (r) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Bank, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

          (s) if such Securities are to be issued to an Issuer Trust, the form or forms of the Trust Agreement and Guarantee Agreement relating thereto;

          (t) if other than as set forth herein, the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

          (u) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

          (v) any addition to or change in the covenants set forth in Article X which applies to Securities of the series;

          (w) the applicability, if any, of Articles XIV and XV, relating to the Guarantee of such Securities by the Debenture Guarantor, to the Securities of the series; and

          (x) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(6)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate or in any indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Bank and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

     SECTION 3.2. DENOMINATIONS.

     The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $100,000 and any integral multiple of $1,000 in excess thereof, unless otherwise specified as contemplated by
Section 3.1.

     SECTION 3.3. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Bank by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Bank shall bind the Bank, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Bank may deliver Securities of any series executed by the Bank to the Trustee for authentication, together with a Bank Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Bank Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Bank in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Bank, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Bank Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. No Guarantee shall be or become valid or obligatory for any purpose until such certificate of the Trustee shall have been duly executed on the Security on which such Guarantee is endorsed. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Bank, and the Bank shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 3.4. TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Bank may execute, and upon Bank Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Bank will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Bank designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Bank shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.


     SECTION 3.5. GLOBAL SECURITIES.

     (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Bank for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Bank is unable to locate a qualified successor, (ii) the Bank executes and delivers to the Trustee a Bank Order stating that the Bank elects to terminate the book-entry system through the Depositary, (iii) there shall have occurred and be continuing an Event of Default, or (iv) in the case of a transfer of a beneficial interest in such Security to a Person that is not a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, upon reasonable prior notice of such transfer by the Depositary or its authorized representative to the Securities Registrar and delivery to the Securities Registrar of a Restricted Securities Certificate duly authorized by the Depositary or its authorized representative to the Securities Registrar and delivery to the Securities Registrar of a Restricted Securities Certificate duly authorized by the Depositary or its authorized representatives.

     (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either
(i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced, subject to Section 3.6(b)(v), or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to Section 3.5(b) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global

Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III, Section 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) Securities distributed to holders of Book-Entry Capital Securities (as defined in the applicable Trust Agreement) upon the dissolution of an Issuer Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Capital Securities other than Book-Entry Capital Securities upon the dissolution of an Issuer Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

     (f) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

     (g) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

     SECTION 3.6. REGISTRATION, TRANSFER AND EXCHANGE GENERALLY; CERTAIN TRANSFERS AND EXCHANGES; SECURITIES ACT LEGENDS.

     (a) The Bank shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "SECURITIES REGISTER." The Trustee is hereby appointed "SECURITIES REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the offices or agencies of the Bank designated for that purpose the Bank shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Bank shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by the Bank or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Bank and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     Neither the Bank nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities of that series pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

     (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture, transfers and exchanges of Securities and beneficial interests in a Global Security shall be made only in accordance with this Section 3.6(b).

     (i) RESTRICTED NON-GLOBAL SECURITY TO GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Security as provided in Section 3.6(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global

Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.6(a) and increase the aggregate principal amount of the Global Security by the specified principal amount as provided as provided in Section 3.5(c).

     (ii) NON-GLOBAL SECURITY TO NON-GLOBAL SECURITY. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.6(a), PROVIDED that if the Security to be transferred in whole or in part is a Restricted Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

     (iii) EXCHANGES BETWEEN GLOBAL SECURITY AND NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.5.

     (iv) CERTAIN INITIAL TRANSFERS OF NON-GLOBAL SECURITIES. In the case of Securities initially issued other than in global form, an initial transfer or exchange of such Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange; PROVIDED that written certification shall be provided by the transferee and transferor of such Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

     (v) LIMITATIONS RELATING TO PRINCIPAL AMOUNT. Notwithstanding any other provision of this Indenture and unless otherwise specified as permitted by
Section 3.1, Securities or portions thereof may be transferred or exchanged only in principal amounts of not less than $100,000. Any transfer, exchange or other disposition of Securities in contravention of this Section 3.6(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Securities for any purpose, including but not limited to the receipt of interest payable on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities.

     (c) RESTRICTED SECURITIES LEGEND. Except as set forth below, all Securities shall bear a Restricted Securities Legend:

     (i) subject to the following Clauses of this Section 3.6(c), a Security or any portion thereof that is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend while represented thereby;

     (ii) subject to the following Clauses of this Section 3.6(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear a Restricted Securities Legend;

     (iii) a new Security (other than a Global Security) that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such a legend if, in the Bank's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Bank in the form of an Officers' Certificate, shall authenticate and deliver such a new Security as provided in this Article III;

     (iv) notwithstanding the foregoing provisions of this Section 3.6(c), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such form of legend unless the Bank has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the written direction of the Bank in the form of an Officers' Certificate, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III; and

     (v) Securities distributed to a holder of Capital Securities upon dissolution of an Issuer Trust shall bear a Restricted Securities Legend if the Capital Securities so held bear a similar legend.

     SECTION 3.7. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Bank or the Trustee to save each of them harmless, the Bank shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, of like tenor and aggregate principal amount, bearing the same legends, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Bank and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and
(ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Bank or the Trustee that such Security has been acquired by a BONA FIDE purchaser, the Bank shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, of like tenor and aggregate principal amount and bearing the same legends as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Bank in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Bank, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.8. PAYMENT OF INTEREST AND ADDITIONAL INTEREST; INTEREST RIGHTS PRESERVED.

     Interest and Additional Interest on any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest and any Additional Interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

     Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "DEFAULTED INTEREST"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Bank, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Bank may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Bank shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Bank shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such

Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Bank of such Special Record Date and, in the name and at the expense of the Bank, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Bank, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Bank may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Bank to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

     SECTION 3.9. PERSONS DEEMED OWNERS.

     The Bank, the Trustee and any agent of the Bank or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.8) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Bank, the Trustee nor any agent of the Bank or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Bank, the Trustee and any agent of the Bank or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Bank, the Trustee or any agent of the Bank or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

     SECTION 3.10. CANCELLATION.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Bank may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Bank may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Bank a certificate of such destruction.

     SECTION 3.11. COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

     SECTION 3.12. DEFERRALS OF INTEREST PAYMENT DATES.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Bank shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "EXTENSION PERIOD"), during which Extension Periods the Bank shall, if so specified as contemplated by Section 3.1, have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Bank shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); PROVIDED, HOWEVER, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and PROVIDED FURTHER, HOWEVER that during any such Extension Period, the Bank shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Bank's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Bank that rank PARI PASSU in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Bank in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Bank (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period,
(b) as a result of an exchange or conversion of any class or series of the Bank's capital stock (or any capital stock of a Subsidiary of the Bank) for any class or series of the Bank's capital stock or of any class or series of the Bank's indebtedness for any class or series of the Bank's capital stock, (c) the purchase of fractional interests in shares of the Bank's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or
(e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock). Prior to the termination of any such Extension Period, the Bank may further defer the payment of interest, PROVIDED that no Event of Default has occurred and is continuing, and PROVIDED, FURTHER that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Bank may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 3.1. The Bank shall give the Holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series issued to an Issuer Trust, so long as any such Securities are held by such Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Securities of the record date or the date such Distributions are payable.

     The Trustee shall promptly give notice of the Bank's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

     SECTION 3.13. RIGHT OF SET-OFF.

     With respect to the Securities of a series initially issued to an Issuer Trust, notwithstanding anything to the contrary herein, the Bank shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Bank has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee Agreement relating to such Security or to a holder of Capital Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

     SECTION 3.14. AGREED TAX TREATMENT.

     Each Security issued hereunder shall provide that the Bank and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

     SECTION 3.15. SHORTENING OR EXTENSION OF STATED MATURITY.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, the Bank shall have the right to
(i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, PROVIDED that, if the Bank elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to Clause (ii) above, at the time such election is made and at the time of extension, such conditions as may be specified in such Securities shall have been satisfied.

     SECTION 3.16. CUSIP NUMBERS.

     The Bank in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to Holders; PROVIDED that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall, upon Bank Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this
Section 4.1) and the Trustee, on demand of and at the expense of the Bank, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Bank and thereafter repaid to the Bank or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i)  have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Bank, and the Bank, in the case of subclause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Bank has paid or caused to be paid all other sums payable hereunder by the Bank; and

     (3) the Bank has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Bank to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

     SECTION 4.2. APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Bank acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including any Additional Interest) for the payment of which such money or obligations have been deposited with or received by the Trustee.


                                    ARTICLE V

                                    REMEDIES

     SECTION 5.1. EVENTS OF DEFAULT.

     "EVENT OF DEFAULT", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) except as may be specified pursuant to Section 3.1:

     (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (3) failure on the part of the Bank or the Debenture Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Bank or the Debenture Guarantor in the Securities of that series or the Guarantee with respect to that series or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the Bank or the Debenture Guarantor to remedy the same, shall have been given to the Bank and the Debenture Guarantor by the Trustee by registered or certified mail or to the Bank and the Debenture Guarantor and to the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

     (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Bank or the Debenture Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Bank or the Debenture Guarantor under the Bankruptcy Code or any other similar applicable Federal or State law, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Bank or the Debenture Guarantor or of either of their respective property, or for the winding up or liquidation of its affairs, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or

     (5) the commencement by the Bank or the Debenture Guarantor of voluntary proceedings to be adjudicated a bankrupt, or consent by the Bank or the Debenture Guarantor to the filing of a bankruptcy proceeding against it, or the filing by the Bank or the Debenture Guarantor of a petition or answer or consent seeking reorganization under the Bankruptcy Code or any other similar Federal or State law, or consent by the Bank or the Debenture Guarantor to the filing of any such petition, or the consent by the Bank or the Debenture Guarantor to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or the making by the Bank or the Debenture Guarantor of an assignment for the benefit of creditors, or the admission by the Bank or the Debenture Guarantor in writing of its inability to pay its debts generally as they become due; or

     (6) any other Event of Default provided with respect to Securities of that series.

     SECTION 5.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Bank and the Debenture Guarantor (and to the Trustee if given by Holders), PROVIDED that, in the case of the Securities of a series issued to an Issuer Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series fail to declare the principal of all the Outstanding Securities of such series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Securities issued by such Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Bank, the Debenture Guarantor and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. If an Event of Default specified in Section 5.1(4) or 5.1(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of such series (or, if the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Bank, the Debenture Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Bank or the Debenture Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

     (A) all overdue installments of interest on all Securities of such series,

     (B) any accrued Additional Interest on all Securities of such series,

     (C) the principal of (and premium, if any, on) any Securities of such series that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Securities, and

     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such acceleration, have been cured or waived as provided in
Section 5.13.

     In the case of Securities of a series initially issued to an Issuer Trust, if the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Securities issued by such Issuer Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Bank, the Debenture Guarantor and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 5.2.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

     The Bank covenants that if:

     (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Bank will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest (including any Additional Interest), and, in addition thereto, all amounts owing the Trustee under
Section 6.7.

     If the Bank fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Bank, the Debenture Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Bank, the Debenture Guarantor or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Bank, the Debenture Guarantor or any other obligor upon the Securities or the property of the Bank, the Debenture Guarantor or of such other obligor or their creditors,

          (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Bank or the Debenture Guarantor for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

               (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

          (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     SECTION 5.5. TRUSTEE MAY ENFORCE CLAIM WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to
Article XIII and after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.6. APPLICATION OF MONEY COLLECTED.

     Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee hereunder;

     SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest (including any Additional Interest) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 5.7. LIMITATION ON SUITS.

     Subject to Section 5.8, no Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST; DIRECT ACTION BY HOLDERS OF CAPITAL SECURITIES.

     Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to an Issuer Trust, any registered holder of the series of Capital Securities issued by such Issuer Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Bank or the Debenture Guarantor for enforcement of payment to such holder of principal of (premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Securities held by such holder.

     SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee, any Holder or any holder of Capital Securities issued by any Issuer Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every such case the Bank, the Debenture Guarantor, the Trustee, such Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Capital Securities shall continue as though no such proceeding had been instituted.

     SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee, any Holder of any Security with respect to the Securities of the related Series or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of the related series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Capital Securities, as the case may be.

     SECTION 5.12. CONTROL BY HOLDERS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture,

     (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

     (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

     SECTION 5.13. WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected thereby and, in the case of any Securities of a series initially issued to an Issuer Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the Capital Securities issued by such Issuer Trust may waive any past default hereunder and its consequences with respect to such series except a default:

     (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series or a default under the Guarantee (unless such default has been cured and the Bank or the Debenture Guarantor has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest (including any Additional Interest) and all principal of (and premium, if any, on) all Securities of that series due otherwise than by acceleration), or

     (2) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of each Holder of any Outstanding Security of such series affected.

     Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Capital Securities issued by such Issuer Trust, by all holders of Capital Securities issued by such Issuer Trust.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14. UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

     SECTION 5.15. WAIVER OF USURY, STAY OR EXTENSION LAWS.

     The Bank and the Debenture Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Bank and the Debenture Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.1. CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

     (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of a series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.2. NOTICE OF DEFAULTS.

     Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and PROVIDED, FURTHER, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "DEFAULT" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.3. CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Bank mentioned herein shall be sufficiently evidenced by a Bank Request or Bank Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Bank, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     (h) the Trustee shall not have any duties or responsibilities in connection with an Event of Default unless a Responsible Officer has obtained knowledge thereof.

     SECTION 6.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Bank, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Bank of the Securities or the proceeds thereof.

     SECTION 6.5. MAY HOLD SECURITIES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Bank, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Bank with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.6. MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Bank.

     SECTION 6.7. COMPENSATION AND REIMBURSEMENT.

     The Bank agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Bank and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

     To secure the Bank's payment obligations in this Section, the Bank and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

     SECTION 6.8. DISQUALIFICATION; CONFLICTING INTERESTS.

     (a) The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the

Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

     (b) The Trust Agreement and the Guarantee Agreement with respect to each Issuer Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     SECTION 6.9. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be:

     (a) a corporation organized and doing business under the laws of the United States of America or of any State or Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

     (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Bank nor any Person directly or indirectly controlling, controlled by or under common control with the Bank shall serve as Trustee for the Securities of any series issued hereunder.

     SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Bank. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Bank.

     (d) If at any time:

     (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Bank or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Bank or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Bank, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to the Securities of all series issued hereunder, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Bank, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Bank and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Bank. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Bank or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Bank shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Bank and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Bank or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Bank, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,
(2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Bank or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Bank shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph
(a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

     SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST BANK.

     If and when the Trustee shall be or become a creditor of the Bank (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Bank (or any such other obligor).

     SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent.

Each Authenticating Agent shall be acceptable to the Bank and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Bank. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Bank. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Bank and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

     The Bank agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.



Dated:
                                   CHEMICAL TRUST COMPANY OF CALIFORNIA,
                                   As Trustee


                                   By:                                         ,
                                        AS AUTHENTICATING AGENT


                                   By:
                                        AUTHORIZED OFFICER



                                   ARTICLE VII

       HOLDER'S LISTS AND REPORTS BY TRUSTEE, BANK AND DEBENTURE GUARANTOR

     SECTION 7.1. BANK TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Bank and the Debenture Guarantor will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, on or before June 15 and December 15 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Bank or the Debenture Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the corporation and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

     SECTION 7.2. PRESERVATION OF INFORMATION, COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Bank, the Debenture Guarantor and the Trustee that neither the Bank, the Debenture Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     SECTION 7.3. REPORTS BY TRUSTEE.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than 60 days after December 31 in each calendar year, commencing with December 31, 1996.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed and also with the Commission. The Bank will notify the Trustee when any Securities are listed on any securities exchange.

     SECTION 7.4. REPORTS BY BANK AND DEBENTURE GUARANTOR.

     The Debenture Guarantor shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Upon the request of a Holder or beneficial owner of a Security, the Bank shall, and at any time when the Debenture Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, the Debenture Guarantor shall, promptly furnish Rule 144A Information, or cause such information to be furnished, to such Holder or beneficial owner or to a prospective purchaser of such Security designated by such Holder or beneficial owner in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Security by such Holder or beneficial owner; PROVIDED, HOWEVER, that the Bank and the Debenture Guarantor shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Securities Act. The Bank and the Debenture Guarantor also shall comply with the other provisions of Trust Indenture Act
Section 314(a).


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1. BANK MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Bank shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Bank or convey, transfer or lease its properties and assets substantially as an entirety to the Bank, unless:

     (1) if the Bank shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Bank is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Bank substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities of every series and the performance of every covenant of this Indenture on the part of the Bank to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have happened and be continuing; and

     (3) the Bank has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

     SECTION 8.2. SUCCESSOR BANK SUBSTITUTED.

     Upon any consolidation or merger by the Bank with or into any other Person, or any conveyance, transfer or lease by the Bank of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Bank is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Bank under this Indenture with the same effect as if such successor Person had been named as the Bank herein; and in the event of any such conveyance, transfer or lease the Bank shall be discharged from all obligations and covenants under the Indenture and the Securities.

     Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Bank, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Bank and delivered to the Trustee; and, upon the order of such successor Person instead of the Bank and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Bank to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

     SECTION 8.3. DEBENTURE GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Debenture Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Debenture Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Debenture Guarantor, unless:

     (1) if the Debenture Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Debenture Guarantor is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Debenture Guarantor substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual performance of every obligation and covenant of this Indenture and the Guarantees on the part of the Debenture Guarantor to be performed or observed with the same effect as if such successor person had been named herein as guarantor of the Securities in lieu of the Debenture Guarantor;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have happened and be continuing; and

     (3) the Debenture Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to
Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.3.

     SECTION 8.4. SUCCESSOR DEBENTURE GUARANTOR SUBSTITUTED.

     Upon any consolidation or merger by the Debenture Guarantor with or into any other Person, or any conveyance, transfer or lease by the Debenture Guarantor of its properties and assets substantially as an entirety to any Person in accordance with Section 8.3, the successor corporation formed by such consolidation or into which the Debenture Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Debenture Guarantor under this Indenture and the Guarantees with the same effect as if such successor Person had been named as the Debenture Guarantor herein; and in the event of any such conveyance, transfer or lease the Debenture Guarantor shall be discharged from all obligations and covenants under the Indenture and the Guarantees.

     Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Debenture Guarantor, any or all of the Guarantees issuable hereunder that theretofore shall not have been signed by the Debenture Guarantor and delivered to the Trustee; and, upon the order of such successor Person instead of the Debenture Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Guarantees that previously shall have been signed and delivered by the officers of the Debenture Guarantor to the Trustee for authentication pursuant to such provisions and any Guarantees that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore or thereafter issued in accordance with the terms of this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Guarantees thereafter to be issued as may be appropriate.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Bank and the Debenture Guarantor, when authorized by respective Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Bank or the Debenture Guarantor, and the assumption by any such successor of the covenants of the Bank or the Debenture Guarantor herein and in the Securities or Guarantees contained; or

          (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Bank; or

          (3) to establish the form or terms of Securities of any series and any related Guarantees as permitted by Sections 2.1 or 3.1; or

          (4) to add to the covenants of the Bank or the Debenture Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of the series specified) or to surrender any right or power herein conferred upon the Bank or the Debenture Guarantor; or

          (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of the series specified); or

          (6) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall (a) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) not apply to any Outstanding Securities; or

          (7) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this clause (7) shall not adversely affect the interest of the Holders of Securities of any series or any related Guarantees in any material respect or, in the case of the Securities of a series issued to an Issuer Trust or any related Guarantees and for so long as any of the corresponding series of Capital Securities issued by such Issuer Trust shall remain outstanding, the holders of such Capital Securities; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Bank and the Trustee, the Bank and the Debenture Guarantor, when authorized by respective Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related Guarantees under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 5.13 or
Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

PROVIDED, FURTHER, that, in the case of the Securities of a series issued to an Issuer Trust, so long as any of the corresponding series of Capital Securities issued by such Issuer Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Securities then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to
Section 3.8) unpaid interest (including any Additional Interest) thereon have been paid in full, and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Capital Securities issued by any Issuer Trust provided therein without the prior consent of the holders of each such Capital Security then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to Section 3.8) unpaid interest (including any Additional Interest) thereon have been paid in full.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or any corresponding series of Capital Securities of an Issuer Trust that holds the Securities of any series, or that modifies the rights of the Holders of Securities of such series or holders of such Capital Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or holders of Capital Securities of any other such corresponding series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.6. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Bank, bear a notation in form approved by the Bank as to any matter provided for in such supplemental indenture. If the Bank shall so determine, new Securities of any series so modified as to conform, in the opinion of the Bank, to any such supplemental indenture may be prepared and executed by the Bank and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                COVENANTS OF THE BANK AND THE DEBENTURE GUARANTOR

     SECTION 10.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Bank covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

     SECTION 10.2. MAINTENANCE OF OFFICE OR AGENCY.

     The Bank will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Bank in respect of the Securities of that series and this Indenture may be served. The Bank initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Bank will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Bank shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Bank hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Bank may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Bank of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Bank will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

     SECTION 10.3. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Bank shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any, an) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever the Bank shall have one or more Paying Agents, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of (or premium, if any) or interest (including any Additional Interest) on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest (including any Additional Interest), and (unless such Paying Agent is the Trustee) the Bank will promptly notify the Trustee of its failure so to act.

     The Bank will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities of a series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Bank (or any other obligor upon such Securities) in the making of any payment of principal (and premium, if any) or interest (including any Additional Interest) in respect of any Security of any Series;

          (3) at any time during the continuance of any default with respect to a series of Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent with respect to such series; and

          (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

     The Bank may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Bank Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Bank or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Bank or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Bank in trust for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Bank Request to the Bank, or (if then held by the Bank) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Bank for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Bank as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Bank cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Bank.

     SECTION 10.4. STATEMENT AS TO COMPLIANCE.

     The Bank and the Debenture Guarantor shall each deliver to the Trustee, within 120 days after the end of each fiscal year of the Bank and the Debenture Guarantor ending after the date hereof, an Officers' Certificate signed by the chief executive officer, the chief financial officer or the principal accounting officer, of the Bank and the Debenture Guarantor, respectively, covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Bank or the Debenture Guarantor is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Bank or the Debenture Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     SECTION 10.5. WAIVER OF CERTAIN COVENANTS.

     Subject to the rights of holders of Capital Securities specified in
Section 9.2, if any, the Bank may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(3) or 9.1(4) with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Bank in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.6. ADDITIONAL SUMS.

     In the case of the Securities of a series initially issued to an Issuer Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (i) an Issuer Trust is the Holder of all of the Outstanding Securities of such series, and (ii) a Tax Event has occurred and is continuing in respect of such Issuer Trust, the Bank shall pay to such Issuer Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Issuer Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and payable by such Issuer Trust on the related Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "ADDITIONAL SUMS"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; PROVIDED, HOWEVER, that the deferral of the payment of interest pursuant to Section 3.12 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

     SECTION 10.7. ADDITIONAL COVENANTS.

     Each of the Bank and the Debenture Guarantor covenants and agrees with each Holder of Securities of each series that it shall not (x) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the capital stock of the Bank or the Debenture Guarantor, or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Bank or the Debenture Guarantor that rank PARI PASSU in all respects with or junior in interest to the Securities of such series and the Guarantee relating to such Series, respectively (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Bank or the Debenture Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Bank or the Debenture Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period,
(b) as a result of an exchange or conversion of any class or series of the Bank's or the Debenture Guarantor's capital stock (or any capital stock of a Subsidiary of the Bank or the Debenture Guarantor) for any class or series of the Bank's or the Debenture Guarantor's capital stock or of any class or series of the Bank's or the Debenture Guarantor's indebtedness for any class or series of the Bank's or the Debenture Guarantor's capital stock, (c) the purchase of fractional interests in shares of the Bank's or the Debenture Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock) if at such time (i) there shall have occurred any event (A) of which the Bank or the Debenture Guarantor has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Securities of such series, and (B) which the Bank or the Debenture Guarantor shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by an Issuer Trust, the Bank shall be in default with respect to its payment of any obligations under the Guarantee Agreement relating to the Capital Securities issued by such Issuer Trust, or (iii) the Bank shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

     The Bank also covenants with each Holder of Securities of a series issued to an Issuer Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Issuer Trust, PROVIDED that any permitted successor of the Bank hereunder may succeed to the Bank's ownership of such Common Securities,
(ii) as holder of such Common Securities, not to voluntarily terminate, wind-up or liquidate such Issuer Trust, other than (a) in connection with a distribution of the Securities of such series to the holders of the related Capital Securities in liquidation of such Issuer Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Issuer Trust to continue not to be taxable as a corporation for United States federal income tax purposes.

     SECTION 10.8.   ORIGINAL ISSUE DISCOUNT.

     For each year during which any Securities that were issued with original issue discount are Outstanding, the Bank shall furnish to each Paying Agent in a timely fashion such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on

Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

     SECTION 11.1 APPLICABILITY OF THIS ARTICLE.

     Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of a series shall be subject to partial redemption only in the amount of $1,000 or any integral multiples thereof.

     SECTION 11.2. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Bank to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Bank, the Bank shall, at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities of a series held by an Issuer Trust, the Property Trustee under the related Trust Agreement, of such date and of the principal amount of Securities of the applicable series to be redeemed and provide the additional information required to be included in the notice or notices contemplated by
Section 11.4; PROVIDED that in the case of any series of Securities initially issued to an Issuer Trust, for so long as such Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Bank shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

     SECTION 11.3. SELECTION OF SECURITIES TO BE REDEEMED.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, PROVIDED that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     The Trustee shall promptly notify the Bank in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

     SECTION 11.4. NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register, PROVIDED that in the case of any series of Securities initially issued to an Issuer Trust, for so long as such Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement).

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

     (a) the Redemption Date;

     (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

     (c) if less than all Outstanding Securities of such particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest (including any Additional Interest) thereon, if any, shall cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

     (f) that the redemption is for a sinking fund, if such is the case;

     (g) such other provisions as may be required in respect of the terms of a particular series of Securities.

     Notice of redemption of Securities to be redeemed at the election of the Bank shall be given by the Bank or, at the Bank's request, by the Trustee in the name and at the expense of the Bank and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.5. DEPOSIT OF REDEMPTION PRICE.

     Prior to 10:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Bank will deposit with the Trustee or with one or more Paying Agents (or if the Bank is acting as its own Paying Agent, the Bank will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including any Additional Interest) on, all the Securities (or portions thereof) that are to be redeemed on that date.

     SECTION 11.6. PAYMENT OF SECURITIES CALLED FOR REDEMPTION.

     If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Bank at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by
Section 3.1, installments of interest (including any Additional Interest) whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.8.

     Upon presentation of any Security redeemed in part only, the Bank shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Bank, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.7. RIGHT OF REDEMPTION OF SECURITIES INITIALLY ISSUED TO AN ISSUER TRUST.

     In the case of the Securities of a series initially issued to an Issuer Trust, except as otherwise specified as contemplated by Section 3.1, the Bank, at its option, may redeem such Securities (i) on or after the date specified in such Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price specified in such Security, together with accrued interest (including any Additional Interest) to the Redemption Date.

     If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Issuer Trust to which such Securities were issued, including any requirement in such Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement) of Capital Securities that may be held by a holder of Capital Securities thereunder.


                                   ARTICLE XII

                                  SINKING FUNDS

     SECTION 12.1. APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

     SECTION 12.2. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Bank may at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Bank, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Bank Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Bank by way of bona fide sale or other negotiation for value; PROVIDED that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.3. REDEMPTION OF SECURITIES FOR SINKING FUND.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Bank will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Bank shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Bank to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Bank if the Bank is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Bank is acting as its own Paying Agent, segregated and held in trust by the Bank as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Bank is acting as its own Paying Agent, segregated and held in trust as provided in
Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Bank if the Bank is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Bank in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, the Bank shall pay to the Trustee (or, if the Bank is acting as its own Paying Agent, the Bank shall segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal (and premium, if any) and any interest (including any Additional Interest) accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3.

     Neither the Trustee nor the Bank shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Bank, if the Bank is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Bank) for that purpose in accordance with the terms of this Article XII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; PROVIDED, HOWEVER, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this
Section 12.3.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

     SECTION 13.1. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

     The Bank covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities of each and every series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

     SECTION 13.2. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT; PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     If the Bank shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Bank by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest (including any Additional Interest) on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

     In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Bank, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Bank, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,
(c) any assignment by the Bank for the benefit of creditors or (d) any other marshalling of the assets of the Bank (each such event, if any, herein sometimes referred to as a "PROCEEDING"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Bank or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

     In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Bank ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Bank the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to the Securities and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Bank or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Bank in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of the Bank, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

     SECTION 13.3. PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Bank, at any time, except during the pendency of the conditions described in the first paragraph of Section 13.2 or of any Proceeding referred to in Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including any Additional Interest) on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 13.4. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

     Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Bank that by its express terms is subordinated to Senior Indebtedness of the Bank to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Bank, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Bank to or on account of the Senior Indebtedness.

     SECTION 13.5. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Bank and the Holders of the Securities, the obligations of the Bank, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Bank of the Holders of the Securities and creditors of the Bank other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Capital Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 13.6. TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 13.7. NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Bank or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Bank with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Bank and any other Person.

     SECTION 13.8. NOTICE TO TRUSTEE.

     The Bank shall give prompt written notice to the Trustee of any fact known to the Bank that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Bank or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of (and premium, if any, on) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.9. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
AGENT.

     Upon any payment or distribution of assets of the Bank referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Bank, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.10. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Bank or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     SECTION 13.11. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 13.12. ARTICLE APPLICABLE TO PAYING AGENTS.

     If at any time any Paying Agent other than the Trustee shall have been appointed by the Bank and be then acting hereunder, the term "TRUSTEE" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.


                                   ARTICLE XIV

                             GUARANTEE OF SECURITIES


     SECTION 14.1.  APPLICABILITY OF ARTICLE; GUARANTEE.

     If, pursuant to Section 3.1, provision is made for the Guarantee of the Securities of any series by the Debenture Guarantor, then the provisions of this
Article XIV, and Article XV, if applicable, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities, shall apply to such Securities. The Debenture Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of original issue discount) of and any premium and interest on such Security (and any Additional Amounts payable by the Bank in respect thereof), and the due and punctual payment of any sinking fund payments provided for pursuant to terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture, regardless of any defense, right of set-off or counterclaim that the Debenture Guarantor may have or assert, except the defense of payment. The Debenture Guarantor's obligation to make a payment under this Article XIV may be satisfied by direct payment of the required amounts by the Debenture Guarantor to the Holders or by causing the Bank to pay such amounts to the Holders.

          No past, present or future stockholder, officer, director, employee or incorporator of the Debenture Guarantor shall have any personal liability under the Guarantee set forth in this Section 14.1 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Guarantee set forth in this Section 14.1 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been authenticated by or on behalf of the Trustee by manual signature.

     SECTION 14.2. WAIVER OF NOTICE AND DEMAND.

     The Debenture Guarantor hereby waives notice of acceptance of this guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Bank, the Trustee or any other Person before proceeding against the Debenture Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 14.3. DEBENTURE GUARANTOR OBLIGATIONS NOT AFFECTED.

     The obligations, covenants, agreements and duties of the Debenture Guarantor under this Article XIV shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Bank of any express or implied agreement, covenant, term or condition relating to the Securities to be performed or observed by the Bank;

          (b) the extension of time for the payment by the Bank of all or any portion of the interest on the Securities (other than an extension of time for payment of interest as permitted by Section 3.12 of this Indenture), the Redemption Price or any other sums payable under the terms of the Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Securities;

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Securities, or any action on the part of the Bank granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Bank or any of the assets of the Bank;

          (e) any invalidity of, or defect or deficiency in, the Securities;

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation), it being the intent of this Article XIV that the obligations of the Debenture Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Debenture Guarantor with respect to the happening of any of the foregoing.


     SECTION 14.4.  EXECUTION OF GUARANTEE.

          To evidence its guarantee to the Holders specified in Section 14.1, the Debenture Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section 2.6 to be endorsed on each Security authenticated and delivered by the Trustee. The Debenture Guarantor hereby agrees that its Guarantee set forth in Section 14.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such notation of the Guarantee shall be signed on behalf of the Debenture Guarantor, by a director or officer, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Debenture Guarantor. Such signature upon the notation of the Guarantee may be a manual or facsimile signature of any present, past or future such director or officer and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such director or officer who shall have signed the notation of the Guarantee shall cease to be such director or officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Bank, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such director or officer of the Debenture Guarantor.

     SECTION 14.5. SUBROGATION.

     The Debenture Guarantor shall be subrogated to all rights (if any) of the Holders against the Bank in respect of any amounts paid to the Holders by the Debenture Guarantor under this Article XIV with respect to any series of Securities; PROVIDED, HOWEVER, that the Debenture Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this
Article XIV with respect to a series of Securities if, at the time of any such payment, any amounts are due and unpaid under such series of Securities. If any amount shall be paid to the Debenture Guarantor in violation of the preceding sentence, the Debenture Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     SECTION 14.6. INDEPENDENT OBLIGATIONS.

     The Debenture Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Bank with respect to the Securities and that the Debenture Guarantor shall be liable as principal and as debtor hereunder to make payments pursuant to the terms of the Securities notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 14.3 hereof.

                                   ARTICLE XV

                           SUBORDINATION OF GUARANTEE

     SECTION 15.1. APPLICABILITY OF ARTICLE; SUBORDINATION OF GUARANTEE.

     If, pursuant to Section 3.1, provision is made for the Guarantee of the Securities of any series pursuant to Article XIV then the provisions of this
Article XV (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and Guarantees. The Debenture Guarantor covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, all payments in respect of the Guarantee shall be are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness.

     SECTION 15.2. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT; PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     If the Debenture Guarantor shall default in the payment of any principal of (or premium, if any) or interest on any Guarantor Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Debenture Guarantor by the holders of Guarantor Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made in respect of the Guarantee.

     In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Debenture Guarantor, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Debenture Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Debenture Guarantor for the benefit of creditors or (d) any other marshalling of the assets of the Debenture Guarantor (each such event, if any, herein sometimes referred to as a "GUARANTOR PROCEEDING"), all Guarantor Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made in respect of the Guarantee. Any payment or distribution, whether in cash, securities or other property (other than securities of the Debenture Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the Guarantee, to the payment of all Guarantor Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Guarantee shall be paid or delivered directly to the holders of Guarantor Senior Indebtedness in accordance with the priorities then existing among such holders until all Guarantor Senior Indebtedness (including any interest thereon accruing after the commencement of any Guarantor Proceeding) shall have been paid in full.

     In the event of any Guarantor Proceeding, after payment in full of all sums owing with respect to Guarantor Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Debenture Guarantor ranking on a parity with the Guarantee, shall be entitled to be paid from the remaining assets of the Debenture Guarantor the amounts at the time due and owing in respect of the Guarantee and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Debenture Guarantor ranking junior to the Guarantee and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Debenture Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the Guarantee, to the payment of all Guarantor Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Guarantor Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Guarantor Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Guarantor Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Guarantor Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Guarantor Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Guarantor Senior

Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     The provisions of this Section 15.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Debenture Guarantor in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of the Guarantor, otherwise ranking on a parity with the Guarantee or ranking junior to the Guarantee, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Guarantee or ranking junior to the Guarantee.

     SECTION 15.3. PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Debenture Guarantor, at any time, except during the pendency of the conditions described in the first paragraph of
Section 15.2 or of any Guarantor Proceeding referred to in Section 15.2, from making payments at any time in respect of the Guarantee, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of amounts payable in respect of the Guarantee or the retention of such payment by the Holders, if, at the time of such application by the Trustee, a Responsible Officer of the Trustee did not have actual knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 15.4. SUBROGATION TO RIGHTS OF HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

     Subject to the payment in full of all amounts due or to become due on all Guarantor Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Guarantor Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Debenture Guarantor that by its express terms is subordinated to Guarantor Senior Indebtedness to substantially the same extent as the Guarantee is subordinated to the Guarantor Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Guarantor Senior Indebtedness) to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until all amounts payable in respect of the Guarantee shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Debenture Guarantor, its creditors other than holders of Guarantor Senior

Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Debenture Guarantor to or on account of the Guarantor Senior Indebtedness.

     SECTION 15.5. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or the Guarantees is intended to or shall (a) impair, as between the Debenture Guarantor and the Holders of the Securities, the obligations of the Debenture Guarantor, which are absolute and unconditional, to pay to the Holders of the Securities all amounts payable in respect of the Guarantee as and when the same shall become due and payable in accordance with its terms; or (b) affect the relative rights against the Debenture Guarantor of the Holders of the Securities and creditors of the Debenture Guarantor other than their rights in relation to the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Capital Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Guarantor Proceeding, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 15.6. TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 15.7. NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Debenture Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Debenture Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Guarantor Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness;
(iii) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Debenture Guarantor and any other Person.

     SECTION 15.8. NOTICE TO TRUSTEE.

     The Debenture Guarantor shall give prompt written notice to the Trustee of any fact known to the Debenture Guarantor that would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Guarantee, unless and until the Trustee shall have received written notice thereof from the Debenture Guarantor or a holder of Guarantor Senior Indebtedness or from any trustee, agent or representative therefor; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Guarantor Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 15.9. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
AGENT.

     Upon any payment or distribution of assets of the Debenture Guarantor referred to in this Article, the Trustee, subject to the provisions of
Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Guarantor Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Guarantor Senior Indebtedness and other indebtedness of the Debenture Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 15.10. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Debenture Guarantor or to any other Person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

     SECTION 15.11. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.


                                     * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                   ZIONS FIRST NATIONAL BANK


                                   By: /s/ Dale Gibbons
                                       ------------------------------------
                                         Name: Dale Gibbons
                                         Title: Chief Financial Officer


                                   ZIONS BANCORPORATION,
                                   as Debenture Guarantor


                                   By: /s/ Dale Gibbons
                                       ------------------------------------
                                         Name: Dale Gibbons
                                         Title: Chief Financial Officer




                                   CHEMICAL TRUST COMPANY
                                        OF CALIFORNIA,
                                          as Trustee


                                   By: /s/ Hank Helley
                                       ------------------------------------
                                         Name: Hank H. Helley
                                         Title: Assistant Vice President

STATE OF UTAH        )
                              : ss.:
COUNTY OF SALT LAKE  )



     On the 26th day of December 1996, before me personally came Dale Gibbons, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of Zions Bancorporation, one of the associations described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association; and that he signed his name thereto by like authority.

                                        /s/ Laurie S. Hart

                                        Notary Public

STATE OF UTAH        )
                         : ss.:
COUNTY OF SALT LAKE  )



     On the 26th day of December 1996, before me personally came Dale Gibbons, to me known, who, being by me duly sworn, did depose and say that he is Chief Financial Officer of Zions First National Bank one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                        /s/ Laurie S. Hart

                                        Notary Public

STATE OF CALIFORNIA      )
                              : ss.:
COUNTY OF SAN FRANCISCO  )



     On the 24th day of December 1996, before me personally came Hans H. Helley, to me known, who, being by me duly sworn, did depose and say that he is Assistant Vice President of Chemical Trust Company of California, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                        /s/ Arnel Villanueva

                                        Notary Public

                                                                       Exhibit A


                   [Form of Restricted Securities Certificate]



                        RESTRICTED SECURITIES CERTIFICATE

                  (For transfers pursuant to Section 3.6(b) of
                        the Indenture referred to below)


Chemical Trust Company of California,
  as Securities Registrar
101 California Street, Suite 2725
San Francisco, California 94111


          Re:  [TITLE OF SECURITIES] of Zions Bancorporation (the "SECURITIES")

     Reference is made to the Junior Subordinated Indenture, dated as of December 26, 1996 (the "INDENTURE"), among Zions First National Bank, a national banking association, Zions Bancorporation, a Utah corporation, and Chemical Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Regulation S, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "SECURITIES ACT") are used herein as so defined.

          This certificate relates to $_____________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "SPECIFIED SECURITIES"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

          CURRENTLY IN BOOK-ENTRY FORM:   Yes ___    No ___ (check one)

The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "OWNER". If the Specified Securities are represented by a Global Security, they are held through a Depositary (except in the name of the "The Depository Trust Company") or an

Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "TRANSFEREE") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 904 of Regulation S or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          (1) RULE 144A TRANSFERS. If the transfer is being effected in accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Bank or any such distributor or a person acting in behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)  either;

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

               (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities act.


          (3) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Bank or from an affiliate (as such term is defined in Rule 144) of the Bank, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144;

               (B) the transfer is occurring after a holding period by the Owner of at least three years has elapsed since the date the Specified Securities were acquired from the Bank or from an affiliate (as such term is defined in Rule 144) of the Bank, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Bank; or

               (C) the Owner is a qualified institutional buyer within the meaning of Rule 144a, and is transferring the Securities to an institution that is an "ACCREDITED INVESTOR" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act in a transaction exempt from the registration requirements of the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Bank and the "INITIAL PURCHASER" (as defined in the Trust Agreement relating to the Issuer Trust to which the Securities were initially issued).



Dated:                   ____________________________________________________
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                         By:___________________________________________________
                            Name:
                            Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)